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As filed with the Securities and Exchange Commission on August 3, 2009

Registration No. 333-160226

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Amendment No. 3
to
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

OWENS-ILLINOIS GROUP, INC.
OWENS-BROCKWAY GLASS CONTAINER INC.
Subsidiary Guarantors Listed on "Table of Guarantors" on following page.

(Exact Name of Registrants as Specified in Their Charters)

OWENS-BROCKWAY GLASS CONTAINER INC.			OWENS-ILLINOIS GROUP, INC.
Delaware (State or Other Jurisdiction of Incorporation or Organization)	3221 (Primary Standard Industrial Classification Code Number)	22-2784144 (I.R.S. Employer Identification Number)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	6719 (Primary Standard Industrial Classification Code Number)	34-1559348 (I.R.S. Employer Identification Number)

One Michael Owens Way
Perrysburg, Ohio 43551-2999
(567) 336-5000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrants' Principal Executive Offices)

James W. Baehren
Senior Vice President, Strategic Planning, General Counsel and Secretary
Owens-Brockway Glass Container Inc.
One Michael Owens Way
Perrysburg, Ohio 43551-2999
(567) 336-1032
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

Tracy K. Edmonson, Esq.
Latham & Watkins LLP
99 Bishopsgate
London EC2M 3XF
+44.20.7710.5810

Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this registration statement.

          If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration number for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier, effective registration statement for the same offering.    ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

          The Registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until Registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this registration statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

 TABLE OF GUARANTORS

Name	State of Jurisdiction of Organization	I.R.S. Employer Identification Number	PSICC Number
ACI America Holdings Inc.	Delaware	95-3827440	6719
Brockway Realty Corporation	Pennsylvania	25-1422361	6531
NHW Auburn, LLC	New York	16-1503116	4225
OI Auburn Inc.	Delaware	34-1836936	4923
OI Australia Inc.	Delaware	34-1864776	6719
OI California Containers Inc.	Delaware	31-1500115	6719
OI Castalia STS Inc.	Delaware	22-2784161	7999
OI General Finance Inc.	Delaware	34-1736802	6719
OI General FTS Inc.	Delaware	22-2784178	6719
O-I Holding LLC	Delaware	26-1596331	6719
OI International Holdings Inc.	Delaware	34-1882569	6719
OI Levis Park STS Inc.	Delaware	22-2784158	6519
OI Puerto Rico STS Inc.	Delaware	22-2784132	6719
OIB Produvisa Inc.	Delaware	34-1576858	6719
Owens-Brockway Packaging, Inc.	Delaware	34-1559346	6719
Owens-Illinois General Inc.	Delaware	22-2784167	6719
SeaGate, Inc.	Ohio	31-1300476	7389
SeaGate II, Inc.	Ohio	31-1686352	7389
SeaGate III, Inc.	Ohio	31-1686355	7389
Universal Materials, Inc.	Ohio	34-1349747	6719

 Explanatory Note

        Owens-Brockway Glass Container Inc. has prepared this Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-160226) for the purpose of filing with the Securities and Exchange Commission an exhibit to the Registration Statement. This Amendment No. 3 does not modify any provision of the Prospectus that forms a part of the Registration Statement and accordingly such Prospectus has not been included herein.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.    Indemnification of Officers and Directors

        The Company is a Delaware corporation. Subsection (b)(7) of Section 102 of the Delaware General Corporation Law (the "DGCL"), enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for violations of the director's fiduciary duty, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

        Subsection (a) of Section 145 of the DGCL empowers a corporation to indemnify any director or officer, or former director or officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding provided that such director or officer acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, provided further that such director or officer had no reasonable cause to believe his conduct was unlawful.

        Subsection (b) of Section 145 empowers a corporation to indemnify any director or officer, or former director or officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit provided that such director or officer acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification may be made in respect to any claim, issue or matter as to which such director or officer shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such director or officer is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        Section 145 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification and advancement of expenses provided for, by, or granted pursuant to Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

        Section 8 of the Certificate of Incorporation (filed as Exhibit 3.1) of the Company, as amended, provides for the elimination of liability of directors to the extent permitted by Section 102(b)(7) of the

DGCL. Article III, Section 13 of the By-Laws of the Company (filed as Exhibit 3.6) provides for indemnification of the officers and directors of the Company to the extent permitted by applicable law.

        The Company has in effect insurance policies in the amount of $110 million covering all of its directors and officers.

Item 21.    Exhibits and Financial Statement Schedules.

        A list of exhibits filed with this registration statement on Form S-4 is set forth on the Exhibit Index and is incorporated in this Item 21 by reference.

Item 22.    Undertakings.

(a)
The undersigned registrant hereby undertakes:

(1)
To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)
To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)
That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

  (5)
  That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

  (i)
  Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

  (ii)
  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

  (iii)
  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

  (iv)
  Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(c)
The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(d)
The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form S-4, within one business day of receipt of such request and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OWENS-ILLINOIS GROUP, INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Senior Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature		Title

* Albert P.L. Stroucken		Chairman and Chief Executive Officer (Principal Executive Officer)
* Edward C. White		President (Principal Financial Officer and Principal Accounting Officer); Director
/s/ JAMES W. BAEHREN James W. Baehren		Vice President and Secretary; Director
* Stephen P. Malia		Director
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OWENS-BROCKWAY GLASS CONTAINER INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Senior Vice President, Strategic Planning, General Counsel and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature	Title

* Albert P.L. Stroucken	Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)
* Edward C. White	Senior Vice President and Chief Financial Officer (Principal Financial Officer)
* Michael J. Gannon	Vice President and Treasurer (Principal Accounting Officer)
* Gary F. Colter	Director
* Jay L. Geldmacher	Director
* Peter S. Hellman	Director
David H. Y. Ho	Director

Signature		Title

* Anastasia D. Kelly		Director
* John J. McMackin, Jr.		Director
* Corbin A. McNeill, Jr.		Director
* Hugh H. Roberts		Director
Helge Wehmeier		Director
* Dennis K. Williams		Director
* Thomas L. Young		Director
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

ACI AMERICA HOLDINGS INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature		Title

* Raymond C. Schlaff		President (Principal Executive Officer); Director
/s/ JAMES W. BAEHREN James W. Baehren		Vice President and Secretary; Director
* Miguel Escobar		Director
* Edward C. White		Vice President and Assistant Treasurer (Principal Financial Officer and Principal Accounting Officer)
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

BROCKWAY REALTY CORPORATION
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature		Title

* Miguel Escobar		President (Principal Executive Officer); Director
/s/ JAMES W. BAEHREN James W. Baehren		Vice President and Secretary; Director
* Edward C. White		Vice President and Assistant Treasurer (Principal Financial Officer and Principal Accounting Officer); Director
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OI AUBURN INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature		Title

* Miguel Escobar		President (Principal Executive Officer); Director
/s/ JAMES W. BAEHREN James W. Baehren		Vice President and Secretary; Director
* Edward C. White		Vice President and Assistant Treasurer (Principal Financial Officer and Principal Accounting Officer); Director
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OI AUSTRALIA INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature		Title

/s/ JAMES W. BAEHREN James W. Baehren		Vice President and Secretary; Director
* Miguel Escobar		Director
* Edward C. White		President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer); Director
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OI CALIFORNIA CONTAINERS INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature		Title

* Daniel K. Steen		President (Principal Executive Officer)
/s/ JAMES W. BAEHREN James W. Baehren		Vice President and Secretary; Director
* Michael J. Gannon		Treasurer (Principal Financial Officer and Principal Accounting Officer)
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OI CASTALIA STS INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature		Title

* Stephen P. Malia		President; Director
/s/ JAMES W. BAEHREN James W. Baehren		President (Principal Executive Officer) and Secretary; Director
* Edward C. White		Vice President and Assistant Treasurer (Principal Financial Officer and Principal Accounting Officer); Director
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OI GENERAL FINANCE INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature		Title

/s/ JAMES W. BAEHREN James W. Baehren		Vice President and Secretary; Director
* Michael J. Gannon		Treasurer (Principal Accounting Officer); Director
* Edward C. White		President (Principal Executive Officer and Principal Financial Officer); Director
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OI GENERAL FTS INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature		Title

* Stephen P. Malia		Vice President; Director
/s/ JAMES W. BAEHREN James W. Baehren		Vice President and Secretary; Director
* Michael J. Gannon		Treasurer (Principal Accounting Officer)
* Edward C. White		President (Principal Executive Officer and Principal Financial Officer); Director
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OI LEVIS PARK STS INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature		Title

* Stephen P. Malia		Vice President; Director
/s/ JAMES W. BAEHREN James W. Baehren		President (Principal Executive Officer) and Secretary; Director
* Michael J. Gannon		Treasurer (Principal Accounting Officer)
* Edward C. White		Vice President (Principal Financial Officer); Director
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OWENS-ILLINOIS GENERAL, INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature		Title

* Stephen P. Malia		Vice President; Director
/s/ JAMES W. BAEHREN James W. Baehren		Vice President and Secretary; Director
* Michael J. Gannon		Vice President and Treasurer (Principal Accounting Officer)
* Edward C. White		President, Chairman and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer); Director
*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

O-I HOLDING LLC
By:	OI International Holdings Inc., Sole Member
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OI INTERNATIONAL HOLDINGS INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature	Title

* Edward C. White	President (Principal Executive Officer); Director
/s/ JAMES W. BAEHREN James W. Baehren	Vice President and Secretary; Director
* James E. Adams	Assistant Treasurer; Director
* Edward C. White	Vice President and Assistant Treasurer; Director
* Michael J. Gannon	Treasurer (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OI PUERTO RICO STS INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature	Title

* L. Richard Crawford	President (Principal Executive Officer); Director
/s/ JAMES W. BAEHREN James W. Baehren	Vice President and Secretary; Director
* Stephen P. Malia	Vice President; Director
* Edward C. White	Vice President and Assistant Treasurer (Principal Financial Officer and Principal Accounting Officer); Director

*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OIB PRODUVISA INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature	Title

* L. Richard Crawford	President (Principal Executive Officer); Director
/s/ JAMES W. BAEHREN James W. Baehren	Vice President and Secretary; Director
* Miguel Escobar	Vice President and Assistant Treasurer; Director
* Edward C. White	Vice President and Assistant Treasurer (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

OWENS-BROCKWAY PACKAGING INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature	Title

* Albert P. L. Stroucken	President (Principal Executive Officer)
/s/ JAMES W. BAEHREN James W. Baehren	Vice President and Secretary; Director
* Miguel Escober	Vice President; Director
* Edward C. White	Vice President and Assistant Treasurer (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney- in- Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

SEAGATE, INC. SEAGATE II, INC. SEAGATE III, INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature	Title

* Stephen P. Malia	President (Principal Executive Officer); Director
/s/ JAMES W. BAEHREN James W. Baehren	Vice President and Secretary; Director
* Roberta J. Bixhorn	Vice President; Director
* Michael J. Gannon	Treasurer (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney- in- Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

UNIVERSAL MATERIALS, INC.
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the capacities indicated on August 3, 2009.

Signature	Title

* Susan L. Smith	President (Principal Executive Officer); Director
/s/ JAMES W. BAEHREN James W. Baehren	Vice President and Secretary; Director
* Michael J. Gannon	Treasurer (Principal Accounting Officer)
* Edward C. White	Vice President and Assistant Treasurer (Principal Financial Officer); Director

*By:	/s/ JAMES W. BAEHREN James W. Baehren Attorney- in- Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on the 3rd day of August, 2009.

NHW AUBURN, LLC, A NEW YORK LIMITED LIABILITY COMPANY BY OWENS-BROCKWAY GLASS CONTAINER INC., SOLE MEMBER
By:	/s/ JAMES W. BAEHREN
	Name:	James W. Baehren
	Title:	Senior Vice President and Secretary

 EXHIBIT INDEX

Exhibit Number		Exhibit Description
3.1		Certificate of Incorporation of OI Glass Container Domestic STS Inc., dated as of March 8, 1987 (filed as Exhibit 3.1 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated April 5, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.2
Certificate of Amendment of Certificate of Incorporation of OI Glass Container Domestic STS Inc. Before Payment of Capital, dated as of March 9, 1987 (filed as Exhibit 3.2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated April 5, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.3
Certificate of Amendment of Certificate of Incorporation of OI Glass Container Domestic STS Inc., dated as of April 8, 1987 (filed as Exhibit 3.3 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated April 5, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.4
Certificate of Change of Registered Agent and Registered Office of Owens-Illinois Glass Container Inc., dated as of May 26, 1988 (filed as Exhibit 3.4 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated April 5, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.5
Certificate of Merger of O-I Brockway Glass, Inc. into Owens-Illinois Glass Container Inc., dated as of April 30, 1990 (filed as Exhibit 3.5 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated April 5, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.6		Amended and Restated By-Laws of Owens-Brockway Glass Container Inc. (previously filed).
3.7
Certificate of Incorporation of ACI America, Inc., dated as of January 14, 1982 (filed as Exhibit 3.7 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.8
Certificate of Amendment of Certificate of Incorporation of ACI America Inc., dated as of March 18, 1983 (filed as Exhibit 3.8 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.8	a
Certificate of Amendment of Certificate of Incorporation of ACI America Holdings Inc., dated as of June 1, 1987 (filed as Exhibit 3.8a to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.9
Certificate of Ownership and Merger Merging ACI America Inc. into ACI America Holdings Inc., dated as of March 30, 1988 (filed as Exhibit 3.9 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.10
Certificate of Amendment of the Certificate of Incorporation of ACI America Holdings Inc., dated as of March 29, 1990 (filed as Exhibit 3.10 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.10	a
Certificate of Ownership and Merger Merging Koru Holdings Inc. into ACI America Holdings, Inc., dated as of January 29, 1991 (filed as Exhibit 3.10a to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).

Exhibit Number	Exhibit Description
3.11	Certificate of Amendment of Certificate of Incorporation of ACI America Holdings Inc., dated as of December 6, 1996 (filed as Exhibit 3.11 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.12
Articles of Incorporation of Brockway Realty Corporation, dated as of June 7, 1982 (filed as Exhibit 3.22 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.13
Certificate of Incorporation of Standard Container Export Company, dated as of January 2, 1975 (filed as Exhibit 3.23 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.14
Certificate of Amendment of Certificate of Incorporation of Standard Container Export Company, dated as of January 7, 1985 (filed as Exhibit 3.24 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.15
Articles of Organization of NHW Auburn, LLC, dated as of March 27, 1996 (filed as Exhibit 3.28 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.16
Certificate of Change of NHW Auburn, LLC, dated as of February 15, 2001 (filed as Exhibit 3.29 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.17
Certificate of Amendment of the Articles of Organization of NHW Auburn, LLC, dated as of December 20, 1999 (filed as Exhibit 3.30 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.18
Certificate of Incorporation of OB Cal South Inc., dated as of January 27, 1997 (filed as Exhibit 3.31 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.19
Certificate of Incorporation of OI AID STS Inc., dated as of March 9, 1987 (filed as Exhibit 3.32 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.20
Certificate of Incorporation of OI Auburn Inc., dated as of July 19, 1996 (filed as Exhibit 3.33 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.21
Certificate of Incorporation of OI Australia Inc., dated as of April 16, 1998 (filed as Exhibit 3.34 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.22
Certificate of Incorporation of OI Brazil Closure Inc., dated as of April 27, 1998 (filed as Exhibit 3.35 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).

Exhibit Number	Exhibit Description
3.23	Certificate of Incorporation of OB Cal North Inc., dated as of January 27, 1997 (filed as Exhibit 3.36 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.24
Certificate of Amendment of Certificate of Incorporation of OB Cal North Inc., dated as of February 22, 1999 (filed as Exhibit 3.37 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.25
Certificate of Incorporation of OI Castalia STS Inc., dated as of March 9, 1987 (filed as Exhibit 3.38 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.26
Certificate of Incorporation of OI Consol STS Inc., dated as of March 9, 1987 (filed as Exhibit 3.39 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.27
Certificate of Incorporation of OI Europe & Asia Inc., dated as of December 19, 1995 (filed as Exhibit 3.41 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.28
Certificate of Incorporation of OI General Finance Inc., dated as of April 19, 1993 (filed as Exhibit 3.42 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.29
Certificate of Incorporation of OI General FTS Inc., dated as of March 6, 1987 (filed as Exhibit 3.43 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.30
Certificate of Incorporation of Health Care and Retirement Corporation, dated as of March 6, 1987 (filed as Exhibit 3.44 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.31
Certificate of Amendment of Certificate of Incorporation of Health Care and Retirement Corporation, dated as of August 29, 1991 (filed as Exhibit 3.45 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.32
Articles of Incorporation of O-I Care Centers, Inc., dated as of April 4, 1985 (filed as Exhibit 3.46 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.33
Certificate of Amendment by Incorporators to Articles of Incorporation of O-I Care Centers, Inc., dated as of June 5, 1985 (filed as Exhibit 3.47 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).

Exhibit Number	Exhibit Description
3.34	Certificate of President and Secretary of O-I Holding Company, Inc. showing Approval and Adoption of Agreement of Merger, dated as of November 1, 1991 (filed as Exhibit 3.48 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.35
Certificate of Merger of O-I Holding Company of Bledsoe County, O-1 Holding Company of Center, O-I Holding Company of Clay County, O-I Holding Company of Fentress County, O-I Holding Company of Macon County, O-I Holding Company of New Boston, O-I Holding Company of Ormond Beach, O-I Holding Company of Senatobia County, O-I Physicians & Surgeons Holding Company, O-I Womens Hospital Holding Company into O-I Holding Company, Inc., dated as of November 1, 1991 (filed as Exhibit 3.49 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.36
Certificate of Incorporation of OI International Holdings Inc., dated as of December 9, 1998 (filed as Exhibit 3.51 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.37
Certificate of Incorporation of OI Levis Park STS Inc., dated as of March 9, 1987 (filed as Exhibit 3.52 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.38
Certificate of Incorporation of OI Medical Inc., dated as of September 14, 1993 (filed as Exhibit 3.55 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.39
Certificate of Incorporation of OI Plastic Products FTS Inc., dated as of March 6, 1987 (filed as Exhibit 3.57 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.40
Certificate of Incorporation of OI Puerto Rico STS Inc., dated as of March 9, 1987 (filed as Exhibit 3.59 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.41
Certificate of Incorporation of OIB Produvisa Inc., dated as of November 2, 1987 (filed as Exhibit 3.62 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.42
Certificate of Incorporation of Overseas Finance Company, dated as of December 28, 1989 (filed as Exhibit 3.63 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.43
Certificate of Incorporation of Owens-Brockway Glass Container Trading Company, dated as of March 10, 1994 (filed as Exhibit 3.65 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).

Exhibit Number	Exhibit Description
3.44	Certificate of Correction filed to Correct a certain Error in the Certificate of Incorporation of Owens-Brockway Glass Container Trading Company filed in the Office of the Secretary of State of State of Delaware on March 10, 1994, dated as of March 14, 1994 (filed as Exhibit 3.65a to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.45
Certificate of Incorporation of OI Glass Container FTS Inc., dated as of March 6, 1987 (filed as Exhibit 3.66 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.46
Certificate of Amendment of Certificate of Incorporation of OI Glass Container FTS Inc., dated as of December 22, 1988 (filed as Exhibit 3.67 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.47
Certificate of Merger of OI United Glass FTS Inc. into Owens-Brockway Packaging, Inc., dated as of April 27, 1989 (filed as Exhibit 3.68 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.48
Certificate of Merger of OI Santa Rita STS Inc., OI La Porta STS Inc. and OI Kangar STS Inc. into Owens-Brockway Packaging, Inc., dated as of April 30, 1990 (filed as Exhibit 3.69 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.49
Certificate of Incorporation of OI Closure STS Inc., dated as of March 9, 1987 (filed as Exhibit 3.84 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.50
Certificate of Amendment of Certificate of Incorporation of OI Closure STS Inc., dated as of April 9, 1987 (filed as Exhibit 3.85 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.51
Certificate of Merger of Specialty Packaging Products, Inc. into Owens-Illinois Closure Inc., dated as of January 4, 1993 (filed as Exhibit 3.86 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.52
Certificate of Merger of OI US Capital STS Inc. into Owens-Illinois Closure Inc., dated as of December 28, 1993 (filed as Exhibit 3.87 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.53
Certificate of Ownership and Merger Merging U.S. Cap & Closure Inc. into Owens-Illinois Closure Inc., dated as of December 28, 1993 (filed as Exhibit 3.88 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.54
Certificate of Incorporation of OI General STS Inc., dated as of March 9, 1987 (filed as Exhibit 3.89 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).

Exhibit Number	Exhibit Description
3.55	Certificate of Amendment of Certificate of Incorporation of OI General STS Inc., dated as of April 9, 1987 (filed as Exhibit 3.90 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.56
Certificate of Merger of Owens-Illinois Inter-America Corporation into Owens-Illinois General Inc., dated as of September 28, 1990 (filed as Exhibit 3.91 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.57
Certificate of Merger of OI UMI STS Inc. and OI MVCURC STS Inc. into Owens-Illinois General Inc., dated as of April 30, 1996 (filed as Exhibit 3.92 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.58
Certificate of Merger of Owens-Illinois Leasing Inc. into Owens-Illinois General Inc., dated as of December 26, 2000 (filed as Exhibit 3.93 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.59
Certificate of Ownership and Merger Merging Maumee Valley Community Urban Redevelopment Corporation into Owens-Illinois General Inc., dated as of May 29, 1996 (filed as Exhibit 3.94 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.60
Certificate of Incorporation of OII Group, Inc., dated as of March 10, 1987 (filed as Exhibit 3.95 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.61
Certificate of Amendment of Certificate of Incorporation of OII Group, Inc., dated as of March 24, 1987 (filed as Exhibit 3.96 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.62
Certificate of Ownership Merging OIB Consumers Glass Inc. into Owens-Illinois Group, Inc., dated as of June 29, 1990 (filed as Exhibit 3.97 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.63
Certificate of Ownership and Merger Merging OIB Finance FTS Inc. into Owens-Illinois Group, Inc., dated as of December 30, 1991 (filed as Exhibit 3.98 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.64
Certificate of Incorporation of OI Prescription Products STS Inc., dated as of March 9, 1987 (filed as Exhibit 3.99 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.65
Certificate of Amendment of Certificate of Incorporation of OI Prescription Products STS Inc., dated as of April 9, 1987 (filed as Exhibit 3.100 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).

Exhibit Number	Exhibit Description
3.66	Certificate of Merger of OI Schott STS Inc. into Owens-Illinois Prescription Products Inc., dated as of December 27, 1994 (filed as Exhibit 3.101 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.67
Articles of Incorporation of Product Designing, Inc., dated as of December 31, 1954 (filed as Exhibit 3.104 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.68
Articles of Amendment of Articles of Incorporation or Certificate of Incorporation of Product Designing, Inc., dated as of January 18, 1955 (filed as Exhibit 3.105 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.69
Certificate of Restated Articles of Incorporation of Product Design & Engineering, Inc., dated as of November 30, 1960 (filed as Exhibit 3.106 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.70
Certificate of Amendment of Articles of Incorporation of Product Design & Engineering, Inc., dated as of December 12, 1985 (filed as Exhibit 3.107 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.71
Certificate of Merger of PDE Acquisition Corp. into Product Design & Engineering, Inc., dated as of December 26, 1986 (filed as Exhibit 3.108 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.72
Certificate of Incorporation of Owens-Illinois Healthcare Packaging Inc., dated as of August 27, 2004 (filed as Exhibit 3.72 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated April 8, 2005, File No. 333-123960-37, and incorporated by reference herein).
3.73
Certificate of Incorporation of SeaGate, Inc., dated as of October 25, 1979 (filed as Exhibit 3.109 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.74
Certificate of Amendment of Articles of Incorporation of SeaGate, Inc., dated as of September 2, 1982 (filed as Exhibit 3.110 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.75
Articles of Incorporation of SeaGate II, Inc., dated as of December 15, 1999 (filed as Exhibit 3.111 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.76
Articles of Incorporation of SeaGate III, Inc., dated as of December 15, 1999 (filed as Exhibit 3.112 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).

Exhibit Number	Exhibit Description
3.77	Certificate of Incorporation of Specialty Packaging Licensing Company, dated as of November 15, 1985 (filed as Exhibit 3.113 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.78
Articles of Incorporation of Universal Materials, Inc., dated as of November 2, 1981 (filed as Exhibit 3.114 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.79
Certificate of Adoption of Amended of Articles of Incorporation of Universal Materials, Inc., dated as of June 7, 1982 (filed as Exhibit 3.115 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.80
Certificate of Adoption of Amended of Articles of Incorporation of Universal Materials, Inc., dated as of July 22, 1982 (filed as Exhibit 3.116 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.81
Form of Bylaws for ACI America Holdings Inc., Brockway Research, Inc., OB Cal South Inc., OI AID STS Inc., OI Auburn Inc., OI Australia Inc., OI Brazil Closure Inc., OI California Containers Inc., OI Castalia STS Inc., OI Consol STS Inc., OI Europe & Asia Inc., OI General Finance Inc., OI General FTS Inc., O-I Health Care Holding Corp., OI International Holdings Inc., OI Levis Park STS Inc., OI Medical Inc., OI Plastic Products FTS Inc., OI Puerto Rico STS Inc., OI Produvisa Inc., Overseas Finance Company, Owens-Brockway Glass Container Trading Company, Owens-Brockway Packaging, Inc., Owens-Illinois Closure Inc., Owens-Illinois General Inc., Owens-Illinois Group, Inc., Owens-Illinois Prescription Products Inc., and Specialty Packaging Licensing Company (filed as Exhibit 3.117 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.82
Form of Bylaws for O-I Holding Company, Inc., SeaGate, Inc., SeaGate II, Inc., SeaGate III, Inc. and Universal Materials, Inc. (filed as Exhibit 3.118 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.83
Bylaws of Brockway Realty Corporation (filed as Exhibit 3.120 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.84
Bylaws of Product Design & Engineering, Inc. (filed as Exhibit 3.123 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.85
Bylaws of NHW Auburn, LLC (filed as Exhibit 3.124 to the Amendment No. 2 to the Owens-Illinois Group, Inc. registration statement on Form S-4 dated May 30, 2002, File No. 333-85690-43, and incorporated herein by reference).
3.86
Bylaws of Owens-Illinois Healthcare Packaging Inc. (filed as Exhibit 3.86 to the Owens Illinois Group, Inc. registration statement on Form S-4 dated April 8, 2005, File No. 333-123960-37, and incorporated by reference herein).
3.87	Certificate of Formation of O-I Holding LLC (previously filed)
3.88	Limited Liability Company Agreement of O-I Holding LLC (previously filed)

Exhibit Number	Exhibit Description
4.1	Indenture dated as of May 20, 1998, between Owens-Illinois, Inc. and The Bank of New York, as Trustee (filed as Exhibit 4.1 to Owens-Illinois, Inc.'s Form 8-K dated May 20, 1998, File No. 1-9576, and incorporated herein by reference).
4.2
Officers' Certificate, dated May 20, 1998, establishing the terms of the 7.50% Senior Notes due 2010; including the Form of 7.50% Senior Note due 2010 (filed as Exhibits 4.4 and 4.8, respectively, to Owens-Illinois, Inc.'s Form 8-K dated May 20, 1998, File No. 1-9576, and incorporated herein by reference).
4.3
Officers' Certificate, dated May 20, 1998, establishing the terms of the 7.80% Senior Notes due 2018; including the Form of 7.80% Senior Note due 2018 (filed as Exhibits 4.5 and 4.9, respectively, to Owens-Illinois, Inc.'s Form 8-K filed May 20, 1998, File No. 1-9576, and incorporated herein by reference).
4.4
Supplemental Indenture, dated as of June 26, 2001 among Owens-Illinois, Inc., Owens- Illinois Group, Inc., Owens-Brockway Packaging, Inc. and The Bank of New York, as Trustee (May 20, 1998 Indenture) (filed as Exhibit 4.1 to Owens-Illinois Inc.'s Form 10-Q for the quarter ended September 30, 2001, File No. 1-9576, and incorporated herein by reference).
4.5
Second Supplemental Indenture, dated as of December 1, 2004 among Owens-Illinois, Inc., Owens-Illinois Group, Inc., Owens-Brockway Packaging, Inc. and The Bank of New York, as Trustee (filed as Exhibit 4.1 to Owens-Illinois Inc.'s Form 8-K dated December 1, 2004, File No. 1-9576, and incorporated herein by reference).
4.6
Indenture, dated as of May 6, 2003, among Owens-Brockway Glass Container Inc., the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee (filed as Exhibit 4.3 to Owens-Illinois Group, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, File No. 33-13061, and incorporated herein by reference).
4.7
Indenture, dated as of December 1, 2004, among Owens-Brockway Glass Container Inc., the Guarantors (as defined therein) and Law Debenture Trust Company of New York, as Trustee (filed as Exhibit 4.1 to Owens-Illinois Group, Inc.'s Form 8-K dated as of December 1, 2004, File No. 33-13061, and incorporated herein by reference).
4.8
Second Amended and Restated Security Agreement, dated as of June 14, 2006, between Owens-Illinois Group, Inc., each of the direct and indirect subsidiaries of Owens-Illinois Group, Inc. signatory thereto, and Deutsche Bank Trust Company Americas, as Collateral Agent (as defined therein) (filed as exhibit 4.4 to Owens-Illinois Group, Inc.'s Form 8-K dated June 14, 2006, File No. 33-13061, and incorporated herein by reference).
4.9
Second Amendment to Credit Agreement and Consent, dated June 11, 2007 (filed as Exhibit 4.1 to Owens-Illinois, Inc.'s and Owens-Illinois Group, Inc.'s Form 8-K dated June 11, 2007, File Nos. 1-9576 and 33-13061, and incorporated herein by reference).
4.10
Indenture dated as of March 14, 2007, by and among OI European Group B.V., the guarantors party thereto, Law Debenture Trust Company of New York, as trustee, Deutsche Bank AG, acting through its London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A. as Luxembourg transfer agent, listing agent, Luxembourg paying agent and registrar, including the form of Senior Note attached thereto (filed as Exhibit 4.1 to Owens-Illinois, Inc.'s Form 8-K dated March 15, 2007, File No. 33-13061, and incorporated herein by reference).
4.11
Indenture dated as of May 12, 2009, by and among Owens-Brockway Glass Container Inc., the guarantors party thereto, and U.S. Bank National Association, as trustee, paying agent and registrar, including the form of Senior Notes (filed as Exhibit 4.1 to Owens-Illinois, Inc.'s Form 8-K dated May 12, 2009, File No. 33-13061, and incorporated herein by reference).

Exhibit Number	Exhibit Description
4.12	Registration Rights Agreement, dated as of May 12, 2009, among Owens-Brockway Glass Container Inc., the guarantors party thereto and J.P. Morgan Securities Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the initial purchasers (filed as Exhibit 4.2 to Owens-Illinois, Inc.'s Form 8-K dated May 12, 2009, File No. 33-13061, and incorporated herein by reference).
5.1	Opinion of Latham & Watkins LLP (filed herewith).
5.2	Opinion of James W. Baehren (previously filed).
10.1
Amended and Restated Owens-Illinois Supplemental Retirement Benefit Plan (filed as Exhibit 10.1 to Owens-Illinois, Inc.'s Form 10-Q for the quarter ended June 30, 1998, File No. 1-9576, and incorporated herein by reference).
10.2
First Amendment to Amended and Restated Owens-Illinois Supplemental Retirement Benefit Plan (filed as Exhibit 10.3 to Owens- Illinois, Inc.'s Form 10-K for the year ended December 31, 2000, File No. 1-9576, and incorporated herein by reference).
10.3
Second Amendment to Amended and Restated Owens-Illinois Supplemental Retirement Benefit Plan (filed as Exhibit 10.1 to Owens- Illinois, Inc.'s Form 10-Q for the quarter ended March 31, 2002, File No. 1-9576, and incorporated herein by reference).
10.4
Third Amendment to Amended and Restated Owens-Illinois Supplemental Retirement Benefit Plan (filed as Exhibit 10.1 to Owens- Illinois, Inc.'s Form 10-Q for the quarter ended March 31, 2003, File No. 1-9576, and incorporated herein by reference).
10.5
Form of Employment Agreement between Owens-Illinois, Inc. and various Employees (filed as Exhibit 10(m) to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 1987, File No. 1-9576, and incorporated herein by reference).
10.6
Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc. (filed as Exhibit 10.20 to Owens- Illinois, Inc.'s Form 10-K for the year ended December 31, 1994, File No. 1-9576, and incorporated herein by reference).
10.7
First Amendment to Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc. (filed as Exhibit 10.13 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 1995, File No. 1-9576, and incorporated herein by reference).
10.8
Second Amendment to Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc. (filed as Exhibit 10.1 to Owens-Illinois, Inc.'s Form 10-Q for the quarter ended June 30, 1997, File No. 1-9576, and incorporated herein by reference).
10.9
Third Amendment to Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc. (filed as Exhibit 10.1 to Owens-Illinois, Inc.'s Form 10-Q for the quarter ended September 30, 2000, File No. 1-9576, and incorporated herein by reference.)
10.10
Form of Non-Qualified Stock Option Agreement for use under the Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc. (filed as Exhibit 10.21 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 1994, File No. 1-9576, and incorporated herein by reference).
10.11
Amended and Restated Owens-Illinois, Inc. Performance Award Plan (filed as Exhibit 10.16 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 1993, File No. 1-9576, and incorporated herein by reference).
10.12
First Amendment to Amended and Restated Owens-Illinois, Inc. Performance Award Plan (filed as Exhibit 10.4 to Owens-Illinois, Inc.'s Form 10-Q for the quarter ended June 30, 1997, File No. 1-9576, and incorporated herein by reference).

Exhibit Number	Exhibit Description
10.13	Owens-Illinois, Inc. Directors Deferred Compensation Plan (filed as Exhibit 10.26 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 1995, File No. 1-9576, and incorporated herein by reference).
10.14
First Amendment to Owens-Illinois, Inc. Directors Deferred Compensation Plan (filed as Exhibit 10.27 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 1995, File No. 1-9576, and incorporated herein by reference).
10.15
Second Amendment to Owens-Illinois, Inc. Directors Deferred Compensation Plan (filed as Exhibit 10.2 to Owens-Illinois, Inc.'s Form 10-Q for the quarter ended March 31, 1997, File No. 1-9576, and incorporated herein by reference).
10.16
Amended and Restated 1997 Equity Participation Plan of Owens-Illinois, Inc. (filed as Exhibit 10.1 to Owens-Illinois, Inc.'s Form 10-Q for the quarter ended June 30, 1999, File No. 1-9576, and incorporated herein by reference).
10.17
First Amendment to Amended and Restated 1997 Equity Participation Plan of Owens-Illinois, Inc. (filed as Exhibit 10.1 to Owens-Illinois, Inc.'s Form 10-Q for the quarter ended June 30, 2002, File No. 1-9576, and incorporated herein by reference).
10.18
Owens-Illinois, Inc. Executive Deferred Savings Plan (filed as Exhibit 10.1 to Owens-Illinois, Inc.'s Form 10-Q for the quarter ended September 30, 2001, File No. 1-9576, and incorporated herein by reference).
10.19
2004 Equity Incentive Plan for Directors of Owens-Illinois, Inc. (filed as Exhibit 10.1 to Owens-Illinois, Inc.'s Form 10-Q for the quarter ended June 30, 2004, File No. 1-9576, and incorporated herein by reference).
10.20	Owens-Illinois, Inc. Incentive Bonus Plan (filed as Exhibit 10.2 to Owens-Illinois, Inc.'s Form 10-Q for the quarter ended June 30, 2004, File No. 1-9576, and incorporated herein by reference).
10.21
Owens-Illinois 2004 Executive Life Insurance Plan (filed as Exhibit 10.32 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 2004, File No. 1-9576, and incorporated herein by reference).
10.22
Owens-Illinois 2004 Executive Life Insurance Plan for Non-U.S. Employees (filed as Exhibit 10.33 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 2004, File No. 1-9576, and incorporated herein by reference).
10.23
Second Amended and Restated Owens-Illinois, Inc. Senior Management Incentive Plan (filed as Exhibit 10.34 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 2004, File No. 1-9576, and incorporated herein by reference).
10.24	Owens-Illinois, Inc. 2005 Incentive Award Plan (filed as Exhibit 10.28 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 2005, File No. 1-9576, and incorporated herein by reference).
10.25
First Amendment to 2005 Incentive Award Plan of Owens-Illinois, Inc. dated as of December 4, 2006 (filed as Exhibit 10.29 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 2006, File No. 1-9576, and incorporated herein by reference).
10.26
Form of Non-Qualified Stock Option Agreement for use under the Owens-Illinois, Inc. 2005 Incentive Award Plan (filed as Exhibit 10.29 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 2005, File No. 1-9576, and incorporated herein by reference).
10.27
Form of Restricted Stock Agreement for use under the Owens-Illinois, Inc. 2005 Incentive Award Plan (filed as Exhibit 10.30 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 2005, File No. 1-9576, and incorporated herein by reference).

Exhibit Number	Exhibit Description
10.28	Form of Phantom Stock Agreement for use under the Owens-Illinois, Inc. 2005 Incentive Award Plan (filed as Exhibit 10.31 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 2005, File No. 1-9576, and incorporated herein by reference).
10.29
Form of Restricted Stock Unit Agreement for use under the Owens-Illinois, Inc. 2005 Incentive Award Plan (filed as Exhibit 10.32 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 2005, File No. 1-9576, and incorporated herein by reference).
10.30
Letter agreement between Owens-Illinois, Inc. and Albert P.L. Stroucken (filed as Exhibit 10.2 to Owens-Illinois, Inc.'s Form 8-K dated November 8, 2006, File No. 1-9576, and incorporated herein by reference).
10.31
Employment agreement between Owens-Illinois, Inc. and Albert P.L. Stroucken, dated January 3, 2007 (filed as exhibit 10.37 to Owens-Illinois, Inc.'s Form 10-K for the year ended December 31, 2006, File No. 1-9576, and incorporated herein by reference).
12.1	Computation of Ratios of Earnings to Fixed Charges (previously filed).
21.1	Subsidiaries of the Registrants (previously filed).
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
23.2	Consent of James W. Baehren (previously filed).
23.3	Consent of Ernst & Young LLP (previously filed).
24.1
Power of Attorney (included within the Part II signature pages to the initial filing of this Registration Statement and included within the Part II signature pages to Amendment No. 1 to this Registration Statement).
25.1	Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association (Form T-1) (previously filed).

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TABLE OF GUARANTORS
Explanatory Note
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  ITEM 20. Indemnification of Officers and Directors
  Item 21. Exhibits and Financial Statement Schedules.
  Item 22. Undertakings.
SIGNATURES
EXHIBIT INDEX